GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS

F.	GOODWILL AND INTANGIBLE ASSETS

Goodwill - The following table sets forth our goodwill by segment for the periods indicated:

	Natural Gas Gathering and Processing	Natural Gas Liquids	Natural Gas Pipelines	Total
	(Thousands of dollars)
December 31, 2012	$102,291	$196,544	$134,700	$433,535
Acquisitions	20,000	72,000	—	92,000
December 31, 2013	$122,291	$268,544	$134,700	$525,535

Intangible Assets - The following table sets forth the gross carrying amount and accumulated amortization of intangible assets for our continuing operations for the periods indicated:

	December 31,	December 31,
	2013	2012
	(Thousands of dollars)
Gross intangible assets	$565,215	$462,214
Accumulated amortization	(66,188)	(57,496)
Net intangible assets	$499,027	$404,718

At December 31, 2013 and 2012, ONEOK Partners has $343.5 million and $249.2 million, respectively, of intangible assets related primarily to contracts acquired through acquisition, which are being amortized over a period of 20 to 40 years.  The remaining intangible asset balance has an indefinite life.  Amortization expense for intangible assets for 2013, 2012 and 2011 was $8.7 million, $7.7 million and $7.7 million, respectively, and the aggregate amortization expense for each of the next five years is estimated to be approximately $11.3 million.

Acquisition - On September 30, 2013, ONEOK Partners completed the acquisition of a business, the Sage Creek acquisition. Included in this acquisition were supply contracts with acreage dedications and customer relationships that were included as intangible assets of $103 million in the purchase price allocation. The $92 million excess of purchase price over the fair value of the identifiable assets acquired was recorded as goodwill. For additional information related to the acquisition, see Note P of the Notes to Consolidated Financial Statements in this Current Report.